I N N O V A T I N G T O D A Y E M P O W E R I N G T O M O R R O W Second Quarter 2024 Results August 1, 2024

8/1/2024©2024 InterDigital, Inc. All Rights Reserved. 2 Disclaimers Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 21E of the Exchange Act. Such statements include information regarding our current beliefs, plans and expectations, including, without limitation, the matters set forth below. Words such as "believe," “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “forecast,” "goal," "could," "would," "should," "if," "may," "might," "future," "target," "trend," "seek to," "will continue," "predict," "likely," "in the event," variations of any such words or similar expressions contained herein are intended to identify such forward-looking statements. Forward-looking statements are made on the basis of management’s current views and assumptions and are not guarantees of future performance. Although the forward-looking statements in this presentation reflect the good faith judgment of our management, such statements can only be based on facts and factors currently known by us. Consequently, forward-looking statements concerning our business, results of operations and financial condition are inherently subject to risks and uncertainties. We caution readers that actual results and outcomes could differ materially from those expressed in or anticipated by such forward-looking statements due to a variety of factors, including: (i) unanticipated delays, difficulties or accelerations in the execution of patent license agreements; (ii) the resolution of current legal proceedings, including any awards or judgments relating to such proceedings, additional or related legal proceedings, including appeals, changes in the schedules or costs associated with such proceedings or adverse rulings; (iii) our ability to leverage our strategic relationships and secure new patent license agreements on acceptable terms; (iv) our ability to enter into sales and/or licensing partnering arrangements for certain of our patent assets; (v) our ability to expand our revenue opportunities by entering into licensing arrangements with video streaming and other cloud-based service providers; (vi) our ability to enter into partnerships with leading inventors and research organizations; (vii) our ability to identify and pursue strategic acquisitions of technology and patent portfolios and other strategic growth opportunities; (viii) our ability to commercialize our technologies and enter into customer agreements; (ix) the failure of the markets for our current or new technologies to materialize to the extent or at the rate that we expect; (x) our continued ability to develop new technologies and secure new patents, including the risk of unexpected delays or difficulties related to the development of our technologies; (xi) risks associated with our capital allocation strategies, including risks associated with our planned dividend payments and share repurchases; (xii) changes in our interpretations of, and assumptions and calculations with respect to the impact on us of, the 2017 Tax Cuts and Jobs Act, as well as further guidance that may be issued regarding such act; (xiii) risks related to the potential impact of new accounting standards on our financial position, results of operations or cash flows; (xiv) failure to accurately forecast the impact of our restructuring activities on our financial statements and our business; (xv) the timing and impact of potential regulatory, administrative and legislative matters; (xvi) changes or inaccuracies in market projections; (xvii) our ability to obtain liquidity though debt and equity financings; (xviii) the potential effects that macroeconomic uncertainty could have on our financial position, results of operations and cash flows; (xix) impacts from acts of terrorism, war or political or civil unrest, or any responses thereto, in the United States or elsewhere; (xx) changes in our business strategy; (xxi) changes or inaccuracies in our expectations with respect to royalty payments by our customers and (xxii) risks related to our assumptions and application of relevant accounting standards, including with respect to revenue recognition. You should carefully consider these factors as well as the risks and uncertainties outlined in greater detail in Part I, Item 1A, of our Form 10-K before making any investment decision with respect to our common stock. These factors, individually or in the aggregate, may cause our actual results to differ materially from our expected and historical results. You should understand that it is not possible to predict or identify all such factors. In addition, you should not place undue reliance on the forward-looking statements contained herein, which are made only as of the date of this presentation. We undertake no obligation to revise or update publicly any forward-looking statement for any reason, except as otherwise required by law. Industry Data This presentation contains statistical data, estimates, and forecasts that are based on independent industry publications or other publicly available information, as well as other information based on our internal sources. While we believe the industry and market data included in this presentation are reliable and are based on reasonable assumptions, these data involve many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data contained in these industry publications and other publicly available information. Non-GAAP Financial Measures This presentation includes certain non-GAAP measures not based on generally accepted accounting principles. These non-GAAP measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP measures used by us may differ from the non-GAAP measures used by other companies. For more information and for reconciliations between GAAP and these non-GAAP measures, see the appendix to this presentation.

I N N O V A T I N G T O D A Y E M P O W E R I N G T O M O R R O W Q2’24 Highlights

Business Highlights Other Business Highlights  Signed new license agreement with Google  Won UK appeal against Lenovo; increased royalty due by $55 million to a total of $240 million  Won injunction against Lenovo cellular devices in Germany  Increased cumulative value of new contracts to > $2.8 billion since the beginning of 2021  Named a top five owner of HEVC & VVC patents by LexisNexis  Showcased groundbreaking immersive innovations at AWE USA 2024  Announced collaboration with Concordia University on AI-enabled immersive media delivery over 5G networks 8/1/2024©2024 InterDigital, Inc. All Rights Reserved. 4 a Non-GAAP Measure / Please see appendix for GAAP to Non-GAAP reconciliations Q2 Financial Highlights  Revenue of $223 million, Adjusted EBITDAa of $158 million, Non-GAAP EPSa of $4.57, all far above outlook  Record revenue for first half of the year at $487M  Paid off 2024 convertible notes  Return of capital of $45 million Company Raises FY 2024 guidance  Revenue up $70 million to $690 million - $740 million  Non-GAAP EPSa up $2.22 to $9.70 - $10.95

8/1/2024©2024 InterDigital, Inc. All Rights Reserved. 5 Q2’24 Results aNon-GAAP Measure / Please see appendix for GAAP to Non-GAAP reconciliations Revenue +120% Adj. EBITDAa +194% Non-GAAP EPSa +252% $102M $223M $0 $50 $100 $150 $200 $250 Q2'23 Q2'24 $54M $158M $0 $50 $100 $150 $200 $250 $300 Q2'23 Q2'24 $1.30 $4.57 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 Q2'23 Q2'24

8/1/2024©2024 InterDigital, Inc. All Rights Reserved. 6 Q2’24 Revenue By Program $89M $199M 0 50 100 150 200 Q2'23 Q2'24 Recurring Catch Up $12M $24M 0 5 10 15 20 25 30 35 40 Q2'23 Q2'24 Recurring Catch Up Smartphone +125% CE, IoT/Auto +91%

8/1/2024©2024 InterDigital, Inc. All Rights Reserved. 7 Financial Results vs. Outlook Q2’24 Outlook Q2’24 Results Revenue $93M - $97M $223.5M Adjusted EBITDAa $35.5M - $38.0M $157.7M Diluted EPS $0.20 - $0.30 $3.93 Non-GAAP EPSa $0.70 - $0.80 $4.57 a Non-GAAP Measure / Please see appendix for GAAP to Non-GAAP reconciliations.

I N N O V A T I N G T O D A Y E M P O W E R I N G T O M O R R O W FY24 Q3 and Annual Guidance

8/1/2024©2024 InterDigital, Inc. All Rights Reserved. 9 Company Raises Full Year 2024 Guidance As of August 1, 2024 Q3’24 Outlook FY24 Current Outlook FY24 Prior Outlook Revenue $94M - $98M $690M - $740M $620M - $670M Adjusted EBITDAa $36M - $39M $378M - $416M $310M - $345M Diluted EPS $0.20 - $0.30 $7.17 - $8.32 $4.95 - $6.15 Non-GAAP EPSa $0.70 - $0.80 $9.70 - $10.95 $7.45 - $8.76 (a) Non-GAAP Measure / Please see appendix for GAAP to Non-GAAP reconciliations The table above presents guidance of the Company's current outlook for third quarter and full year 2024. The outlook for third quarter 2024 is based on existing licenses only, and any new agreements that might be reached over the balance of the third quarter would be additive. The outlook for full year 2024 includes both existing licenses and the potential for new agreements over the balance of the year.

Investor Day September 10 / New York City Conferences Bank of America SMID Conference August 6 & 7 / Virtual BWS Conference August 20 / New York City Jefferies Semi, IT Hardware & Communications Technology Summit August 27 / Chicago Evercore Semi, IT Hardware & Networking Conference August 28 / Chicago Sidoti Smallcap Conference September 18 & 19 / Virtual Upcoming Events 8/1/2024©2024 InterDigital, Inc. All Rights Reserved. 10

I N N O V A T I N G T O D A Y E M P O W E R I N G T O M O R R O W Background on InterDigital As of August 1, 2024

Why IDCC? Strong Financial Performance Double-digit revenue growth, exceptional margins, robust return of capital Large Market Opportunity $650M+ recurring revenue target in device markets. Expanding into greenfield of video streaming and cloud services opportunities Licensing Momentum Experienced leadership team with long industry track record Over $2.8B of new contracts completed since the beginning of 2021 Differentiated Patent Portfolio One of the strongest and highest quality patent portfolios in the world with > 30,000 patents across wireless, video and AI Deep Industry Expertise Five decades of pioneering wireless and video innovation. Highest concentration of inventors 8/1/2024©2024 InterDigital, Inc. All Rights Reserved. 12

InterDigital Business Model We are a foundational R&D company. We share our innovation through standard process and monetize our technology through IP licensing. 8/1/2024©2024 InterDigital, Inc. All Rights Reserved. 13 $Research & Innovation Patent Portfolio Licensing Product Implementer Technology Sharing Standard Development

Pioneering research integral to the evolution of cellular wireless and video innovation since 1972 We reinvest ~half our recurring revenue into research and portfolio development Over Five Decades of Wireless & Video Innovation 8/1/2024©2024 InterDigital, Inc. All Rights Reserved. 14 ~Over half of our employees are engineers hold advanced degrees are inventors Of our engineers… ~90% ~90%

Management Team of Industry Veterans Liren Chen President & CEO Previously SVP, Global Head of IP; Qualcomm Inc. Richard Brezski EVP, CFO More than 20 years at InterDigital, CFO since 2012 Eeva Hakoranta EVP, CLO Previously SVP, Head of IP and Litigation & GC; Nokia Technologies Rajesh Pankaj EVP, CTO Previously SVP & Head of Corporate R&D; Qualcomm Inc. 8/1/2024©2024 InterDigital, Inc. All Rights Reserved. 15

>100 Leadership Positions in Wireless & Video Standards 8/1/2024©2024 InterDigital, Inc. All Rights Reserved. 16 JVT Cellular & WiFi Standards Video Standards RAN2 Chair CT Chair SAI Vice Chair PDL Vice Chair ETSI Board Member ISAC ISG Chair RIS ISG Chair Steering Committee Co-chair SA Board of Governors Policy & Procedures C/SAB Chair AIML Standing Committee Chair Internet WG Vice Chair NNVC Co-Chair NNVC SW Chair Beyond VVC Co-chair of Two AHG Beyond VVC Co-chair of Two AHG AI AHG Co-chair AI-PCC Chair Haptic AHG Chair Steering Board Member TSAG Vice Chair

8/1/2024©2024 InterDigital, Inc. All Rights Reserved. 17 Recognized Global Innovation Leader For the third year in a row, LexisNexis recognized InterDigital amongst the World’s 100 Most Innovative Businesses. Innovation Momentum 2024: The Global Top 100, “represents the world’s leading patent owners with the highest innovation momentum.”

8/1/2024©2024 InterDigital, Inc. All Rights Reserved. 18 Recognized Global Innovation Leader InterDigital was among the top 25 patent filers with the European Patent Office (EPO) in 2023 Innovation momentum drove 40% YoY increase in patent filings with the EPO *Boxes present the proportion of direct European applications vs international (PCT) applications that entered the European phase.

Wireless Video Implementation DTV Broadcast & Home Network 2017 ~19,000 Assets 2023 >30,000 Assets Increasingly Diverse Patent Portfolio Our patent portfolio grew >60% between 2017 & 2023 with the addition of video & DTV related technologies and continuing growth of wireless assets 8/1/2024©2024 InterDigital, Inc. All Rights Reserved. 19

Average Competitive Impact InterDigital Ranks Among the Highest in Patent Quality for 5G and Video Codec Patents1 8/1/2024©2024 InterDigital, Inc. All Rights Reserved. 20 0 4 8 12 InterDigital Company #1 Company #2 Company #3 Company #4 Company #5 Company #6 Company #7 Company #8 Company #9 0 2 4 6 8 Company # 9 Company # 8 Company # 7 Company # 6 Company # 5 Company # 4 InterDigital Company # 2 Company #1 Video Codec Patent Holders 5G Patent Holders 1 LexisNexis PatentSight Feb 2024

Our Licensing Principles 8/1/2024©2024 InterDigital, Inc. All Rights Reserved. 21 Well-established licensing programs rooted in transparency and fair practices Vast majority of agreements reached through bilateral negotiations Patents repeatedly found to be valid, essential to standards and infringed Past enforcement actions resulted in license agreements

8/1/2024©2024 InterDigital, Inc. All Rights Reserved. 22 Target: $650M ARR; 60% Adj EBITDA Margin + Additional opportunity from Streaming and Cloud Services ARTIFICIAL INTELLIGENCE $500M Revenue Per Yeara $150M+ Greenfield Opportunity ~$500 Billion TAMb SMARTPHONES CE, IoT/AUTO STREAMING & CLOUD SERVICES PORTFOLIO RESEARCH >30,000 PATENT ASSETS MARKETS WIRELESS RESEARCH: CELLULAR & WI-FI VIDEO RESEARCH Revenue Per Yeara a Annual recurring revenue target / b OMDIA

Recent Progress Toward our Target Over 35 licenses signed in past 3+ years driving > $2.8B of contract value 8/1/2024©2024 InterDigital, Inc. All Rights Reserved. 23 2021 a Currently in binding arbitration to set license rate 2024 #1 Chinese Smartphone vendor 2022 2023 Top-10 TV vendor Largest license in company history Major CE/IoT License 80% of connected car market under license Court wins result in cellular and HEVC licenses #1 Television vendor Licensee since 1995a

$352M $353M $467M $40M $24M $68M $104M $81M $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 2019 2020 2021 2022 2023 2024 Guidance Smartphone CE, IoT/Auto Other Revenue Growth  Double-digit CAGR in both Smartphone and CE, IoT/Auto licensing programs (’19-’23)  30% growth expected in 2024 at guidance midpoint of $715M $267M $323M $359M $425M $458M $550M 8/1/2024©2024 InterDigital, Inc. All Rights Reserved. 24 $319M 15% CAGR $690M - $740M

$0M $500M $1,000M $1,500M $2,000M 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Dividends Repurchases $131M $155M $208M $255M $345M 41% 43% 49% 56% 63% 0% 10% 20% 30% 40% 50% 60% 70% $0M $100M $200M $300M $400M $500M Strong Financials and Robust Return of Capital 8/1/2024 25 $319M $359M $425M $458M $550M 2019 2020 2021 2022 2023 2019 2020 2021 2022 2023 Revenue 15% CAGR $2.32 $2.27 $3.73 $5.08 $9.23 2019 2020 2021 2022 2023 Non-GAAP EPSa 4X growth Adjusted EBITDA > 2.5X growth a Non-GAAP financial measure. Refer to non-GAAP reconciliation in appendix a - - - - - -Adj EBITDA Margina Return of Capital $1.8B cumulative since 2011

I N N O V A T I N G T O D A Y E M P O W E R I N G T O M O R R O W Appendix

8/1/2024©2024 InterDigital, Inc. All Rights Reserved. 27 Non-GAAP Reconciliation (In millions) 2019 2020 2021 2022 2023 Q2'24 Q2'23 Q2'24 Q2'23 Q3'24 Current Full Year 2024 Prior Full Year 2024 Net income attributable to InterDigital, Inc. 21$ 45$ 55$ 94$ 214$ 110$ 22$ 191$ 127$ $6 - 9 $205 - 238 $140 - 175 Net loss attributable to non-controlling interest (6) (7) (13) (2) (3) - - - (2) - - - Income tax (provision) benefit 11 (7) 15 26 24 24 4 44 21 2 55 - 60 40 - 50 Other income (expense) & interest expense 12 24 14 33 (13) - (2) 2 (3) 2 7 5 - 15 Depreciation and amortization 77 81 78 79 78 17 20 35 39 18 73 73 Share-based compensation 8 10 29 22 36 10 9 19 17 9 42 42 Other operating items 9 9 30 3 10 (3) 2 (3) 10 (1) (4) - Adjusted EBITDA 131$ 155$ 208$ 255$ 345$ 158$ 54$ 288$ 208$ $36 - 39 $378 - 416 $310 - 345 Adjusted EBITDA Margin 41% 43% 49% 56% 63% 71% 53% 59% 69% Other Operating Items Restructuring - - 28 3 - - - - - - - - Other non-cash charges 1 9 - - 3 - - - 2 - - - Non-Recurring Personnel-Related - - 2 - - - - - - - - - Net Litigation Fee Reimbursement - - - - 8 (3) 2 (3) 8 (1) (4) - Transaction related costs 8 - - - - - - - - - - - Total Other Operating Items 9$ 9$ 30$ 3$ 10$ (3)$ 2$ (3)$ 10$ (1)$ (4)$ -$ NOTE: Sums may not equal total due to rounding For The Year Ended December 31, Three Months Ended, Six Months Ended, Outlook

8/1/2024©2024 InterDigital, Inc. All Rights Reserved. 28 Non-GAAP Reconciliation (In millions, except per share data) 2019 2020 2021 2022 2023 Q2'24 Q2'23 Q2'24 Q2'23 Q3'24 Current Full Year 2024 Prior Full Year 2024 Net income attributable to InterDigital, Inc. 21$ 45$ 55$ 94$ 214$ 110$ 22$ 191$ 127$ $6 - 9 $205 - 238 $140 - 175 Share-based compensation 8 10 29 22 36 10 9 19 17 9 42 42 Acquisition related amortization 41 44 42 42 41 8 10 17 21 8 33 33 Other operating items 9 9 30 3 10 (3) 2 (3) 10 (1) (4) - Other non-operating items 3 (4) (11) 13 (14) (2) (3) (2) (3) - (2) - Related income tax and noncontrolling interest effect of above items (13) (12) (26) (17) (17) (3) (4) (7) (10) (3) (14) (16) Adjustments to income taxes 4 (21) (2) (2) (16) (1) - (2) (1) - (2) - Non-GAAP net income 74$ 70$ 117$ 155$ 254$ 119$ 36$ 213$ 159$ $19 - 22 $258 - 291 $199 - 234 Weighted average dilutive shares - GAAP 31.8 31.1 31.3 30.5 28.1 27.9 27.7 28.1 28.5 28.9 28.6 28.3 Less: Dilutive impact of the Convertible Notes - - - - 0.5 1.9 0.3 1.9 0.1 2.1 2.0 1.6 Weighted average dilutive shares - Non-GAAP 31.8 31.1 31.3 30.5 27.6 26.0 27.4 26.2 28.4 26.8 26.6 26.7 Non-GAAP EPS 2.32$ 2.27$ 3.73$ 5.08$ 9.23$ 4.57$ 1.30$ 8.14$ 5.61$ $0.70 - 0.80 $9.70 - 10.95 $7.45 - 8.76 Other Operating Items Restructuring - - 28 3 - - - - - - - - Other non-cash charges 1 9 - - 3 - - - 2 - - - Non-recurring personnel-related - - 2 - - - - - - - - - Net litigation fee reimbursement - - - - 8 (3) 2 (3) 8 (1) (4) - Transaction related costs 8 - - - - - - - - - - - Total Other Operating Items 9$ 9$ 30$ 3$ 10$ (3)$ 2$ (3)$ 10$ (1)$ (4)$ -$ Other Non-operating Items Fair value changes 3 (4) (9) 2 (10) (2) (3) (2) (3) - (1) - Loss on extinguishment of debt - - - 11 - - - - - - - - Other non-cash charges - - (2) - (4) - - - - - (1) - Total Other Non-operating Items 3$ (4)$ (11)$ 13$ (14)$ (2)$ (3)$ (2)$ (3)$ -$ (2)$ -$ NOTE: Sums may not equal total due to rounding Three months ended,Full Year Six months ended, Outlook

8/1/2024©2024 InterDigital, Inc. All Rights Reserved. 29 Non-GAAP Financial Measures Adjusted EBITDA and Adjusted EBITDA margin are supplemental non-GAAP financial measures that InterDigital believes provide investors with important insight into the Company's ongoing business performance. InterDigital defines Adjusted EBITDA as net income attributable to InterDigital Inc. plus net loss attributable to non- controlling interest, income tax (provision) benefit, other income (expense) & interest expense, depreciation and amortization, share-based compensation, and other items. Other items include restructuring costs, impairment charges and other non-recurring items. Adjusted EBITDA margin is Adjusted EBITDA over total revenues. These non-GAAP financial measures used by the company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The presentation of these financial measures, which are not prepared under any comprehensive set of accounting rules or principles, is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. A reconciliation of Adjusted EBITDA to the most directly comparable GAAP financial measure is provided above. Non-GAAP net income, Non-GAAP earnings per share (“EPS”), and Non-GAAP weighted-average diluted shares are supplemental non-GAAP financial measures that InterDigital believes provides investors with important insight into the Company's ongoing business performance. InterDigital defines Non-GAAP net income as net income attributable to InterDigital, Inc. plus share-based compensation, acquisition related amortization, depreciation and amortization, restructuring costs, impairment charges and one-time adjustments, losses on extinguishments of long-term debt, the related income tax effect of the preceding items, and adjustments to income taxes. Non-GAAP EPS is defined as Non-GAAP net income divided by Non-GAAP weighted average number of common shares outstanding–diluted, which adjusts the weighted average number of common shares outstanding for the dilutive effect of the Company's convertible notes, offset by our hedging arrangements. InterDigital’s computation of these non-GAAP financial measures might not be comparable to similarly named measures reported by other companies. The presentation of these financial measures, which are not prepared under any comprehensive set of accounting rules or principles, is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. A reconciliation of each of these metrics to its most directly comparable GAAP financial measure is provided above.